Exhibit 32.1 – CEO 906 Certification

Certification Pursuant to 18 U.S.C. Section 1350 As Adopted to Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Texas Gulf Energy, Incorporated (the “Company”) for the quarterly period ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Rilene Burgess, as Chief Executive Office of the Company, and Maylene Santiago, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section §906 of the Sarbanes-Oxley Act of 2002, that, to the best of each such officer’s knowledge:

(1.) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2.)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RILENE BURGESS
Rilene Burgess
Chief Executive Officer

/s/ MAYLENE SANTIAGO
Maylene Santiago
Chief Financial Officer Date: May 19, 2014